Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 13—COMMITMENTS AND CONTINGENCIES

We have various contractual obligations which are recorded as liabilities in our Consolidated Financial Statements.  Other items, such as certain purchase commitments and other executed contracts which do not meet the definition of a liability as of December 31, 2019, are not recognized as liabilities but require disclosures in our Consolidated Financial Statements.

LNG Terminal Commitments and Contingencies

Obligations under EPC Contracts

CCL has a lump sum turnkey contract with Bechtel Oil, Gas and Chemicals, Inc. (“Bechtel”) for the engineering, procurement and construction of Train 3 of the Liquefaction Project.  The EPC contract price for Train 3 of the Liquefaction Project is approximately $2.4 billion, reflecting amounts incurred under change orders through December 31, 2019.  As of December 31, 2019, we have incurred $2.0 billion under this contract.  CCL has the right to terminate each of the EPC contracts for its convenience, in which case Bechtel will be paid (1) the portion of the contract price for the work performed, (2) costs reasonably incurred by Bechtel on account of such termination and demobilization and (3) a lump sum of up to $30 million depending on the termination date.

Obligations under SPAs

CCL has third-party SPAs which obligate CCL to purchase and liquefy sufficient quantities of natural gas to deliver contracted volumes of LNG to the customers’ vessels, subject to completion of construction of specified Trains of the Liquefaction Project.  CCL has also entered into SPAs with Cheniere Marketing, as further described in Note 12—Related Party Transactions.

Obligations under Natural Gas Supply, Transportation and Storage Service Agreements

CCL has physical natural gas supply contracts to secure natural gas feedstock for the Liquefaction Project.  The remaining terms of these contracts range up to 8 years, some of which commence upon the satisfaction of certain events or states of affairs.  As of December 31, 2019, CCL had secured up to approximately 2,999 TBtu of natural gas feedstock through natural gas supply contracts, a portion of which are considered purchase obligations if the certain events or states of affairs are satisfied.

Additionally, CCL has natural gas transportation and storage service agreements for the Liquefaction Project.  The initial terms of the natural gas transportation agreements range up 20 years, with renewal options for certain contracts, and commences upon the occurrence of conditions precedent.  The initial term of the natural gas storage service agreements ranges up to five years.

As of December 31, 2019, CCL’s obligations under natural gas supply, transportation and storage service agreements for contracts in which conditions precedent were met were as follows (in thousands):

Years Ending December 31,	Payments Due (1)
2020	$1,255,512
2021	1,047,335
2022	711,428
2023	591,844
2024	483,856
Thereafter	2,072,188
Total	$6,162,163

(1)

Pricing of natural gas supply contracts are variable based on market commodity basis prices adjusted for basis spread. Amounts included are based on estimated forward prices and basis spreads as of December 31, 2019.  Some of our contracts may not have been negotiated as part of arranging financing for the underlying assets providing the natural gas supply, transportation and storage services.

Services Agreements

CCL and CCP have certain services agreements with affiliates.  See Note 12—Related Party Transactions for information regarding such agreements.

State Tax Sharing Agreement

CCL and CCP have a state tax sharing agreement with Cheniere.  See Note 12—Related Party Transactions for information regarding this agreement.

Other Commitments

In the ordinary course of business, we have entered into certain multi-year licensing and service agreements, none of which are considered material to our financial position.

Environmental and Regulatory Matters

The Liquefaction Project is subject to extensive regulation under federal, state and local statutes, rules, regulations and laws.  These laws require that we engage in consultations with appropriate federal and state agencies and that we obtain and maintain applicable permits and other authorizations.  Failure to comply with such laws could result in legal proceedings, which may include substantial penalties.  We believe that, based on currently known information, compliance with these laws and regulations will not have a material adverse effect on our results of operations, financial condition or cash flows.

Legal Proceedings

We may in the future be involved as a party to various legal proceedings, which are incidental to the ordinary course of business.  We regularly analyze current information and, as necessary, provide accruals for probable liabilities on the eventual disposition of these matters.  In the opinion of management, as of December 31, 2019, there were no pending legal matters that would reasonably be expected to have a material impact on our operating results, financial position or cash flows.